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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 of 15(d) of
                           The Securities Act of 1934

               Date of Report (Date of earliest event reported):
                                  May 14, 1998

                       DAVEL COMMUNICATIONS GROUP, INC..
             (Exact name of registrant as specified in its charter)

   Illinois                    0-22610                    37-1064777
(State or other jurisdiction   (Commission file number)   (I.R.S. Employer
incorporation)                                            Identification Number)


                  1429 Massaro Boulevard, Tampa, Florida 33619
               (Address of Principal Executive Offices)(Zip Code)

                                 (813)623-3545
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     Execution of Stock Purchase Agreement
     -------------------------------------

     On May 14, 1998, Davel Communications Group, Inc. (the "Company") and Samstock, L.L.C. entered into a Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which the Company will sell 1,000,000 shares of newly issued common stock of the Company, no par value (the "Shares"), and warrants to purchase an additional 218,750 newly issued shares at an exercise price of $32.00 per share (the "Warrants"), to an affiliate of Equity Group Investments, Inc., a privately-held investment company controlled by Sam Zell. The affiliate, Samstock, L.L.C. (the "Purchaser"), will pay $28,000,000 in the aggregate for the Shares and the Warrants. The Purchaser will also pay (i) $14,000,000 to the Company's chairman, David Hill, to purchase 500,000 shares of Company common stock owned by Mr. Hill and warrants to purchase up to an additional 131,250 shares of Company common stock owned by him at an exercise price of $32.00 per share and (ii) an aggregate of $3,469,200 to purchase 123,900 shares of Company common stock from seven other selling shareholders who serve as directors or officers of the Company. Pursuant to the terms of the Purchase Agreement and the agreements contemplated therein, Sam Zell and F. Philip Handy will join the Company's Board of Directors.

     Execution of Agreement and Plan of Merger and Reorganization
     ------------------------------------------------------------

     On June 11, 1998, the Company, Davel Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, D Subsidiary, Inc., an Illinois corporation and a wholly owned subsidiary of the Company, PT Merger Corp., an Ohio corporation and a wholly owned subsidiary of the Company, and PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). Pursuant to the Merger Agreement, PhoneTel and the Company will combine their operations under a newly formed holding company to be called Davel Communications, Inc. ("New Davel"). Holders of issued and outstanding shares of the common stock, no par value, of the Company ("Company Common Stock") will receive in exchange therefor one share of the common stock of New Davel, par value $.01 per share ("New Davel Common Stock") for each share of Company Common Stock, and holders of issued and outstanding shares of the common stock, $.01 par value per share, of PhoneTel (the "PhoneTel Common Stock") will receive in exchange therefor shares of New Davel Common Stock, based upon a value of $3.08 per share of PhoneTel Common Stock. The number of shares of New Davel Common Stock issued to holders of PhoneTel Common Stock will be based on the Company's average closing price for the 30 consecutive trading days ending on the second trading day prior to shareholder approval of the transaction, subject to a cap of 0.13765 shares of New Davel Common Stock for each share of PhoneTel Common Stock. The transaction will be accounted for as a pooling of interests and is expected to be tax free to shareholders of PhoneTel and the Company. Pursuant to the Merger Agreement, Peter Graf, Chairman of PhoneTel, will serve on the Company's Board of Directors for a one-year period.

     The transaction, which is expected to close in the fall of 1998, is subject to the approval of the shareholders of both companies and receipt of regulatory approvals. Holders of approximately 28% and 50.6% of the outstanding PhoneTel Common Stock and Company Common Stock, respectively, have entered into agreements to vote in favor of the transaction. In addition, Samstock, L.L.C. has entered into an agreement with PhoneTel to vote in favor of the transaction all 1,623,900 shares of Company Common Stock that it will acquire as described above. The transaction is subject to certain other conditions, including the redemption of PhoneTel's 14% PIK Preferred Stock and completion of a cash tender offer for PhoneTel's 12% Senior Notes due 2006 at a price not exceeding 101% of the $125 million principal amount of the notes, with a minimum of 80% of such principal amount having been tendered. Satisfaction of these conditions is dependent upon receipt by the Company of financing, which is expected to be obtained through a combination of high yield debt and a senior credit facility.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

     (c)    Exhibits

     2.1 Agreement and Plan of Merger and Reorganization, dated June 11, 1998, by and among Davel Communications Group, Inc., Davel Holdings, Inc., D Subsidiary, Inc., PT Merger Corp. and PhoneTel Technologies, Inc.

     10.1 Stock Purchase Agreement, dated May 14, 1998, by and between Davel Communications Group, Inc. and Samstock, L.L.C.

     10.2 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and ING (U.S.) Investment Corporation.

     10.3 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Cerberus Partners, L.P.

     10.4 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Mr. Peter Graf.

     10.5 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Mr. George Henry.

     10.6 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Mr. Steven Richman.

     10.7 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Mr. Aron Katzman.

     10.8 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Mr. Joseph Abrams.

     99.1 Joint Press Release of Davel Communications Group, Inc. and PhoneTel Technologies, Inc., dated June 12, 1998.

                                       2
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             DAVEL COMMUNICATIONS GROUP, INC.

Date: June 23, 1998          By:  /s/ Michael E. Hayes
                                --------------------------------
                                  Michael E. Hayes
                                  Senior Vice President and
                                  Chief Financial Officer

                                 Exhibit Index
                                 -------------


Exhibit Number Description of Exhibit
-------------- ----------------------

2.1 Agreement and Plan of Merger and Reorganization, dated June 11, 1998, by and among Davel Communications Group, Inc., Davel Holdings, Inc., D Subsidiary, Inc., PT Merger Corp. and PhoneTel Technologies, Inc.

10.1 Stock Purchase Agreement, dated May 14, 1998, by and between Davel Communications Group, Inc. and Samstock, L.L.C.

10.2 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and ING (U.S.) Investment Corporation.

10.3 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Cerberus Partners, L.P.

10.4 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Mr. Peter Graf.

10.5 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Mr. George Henry.

10.6 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Mr. Steven Richman.

10.7 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Mr. Aron Katzman.

10.8 Voting Agreement, dated June 11, 1998, between Davel Communications Group, Inc. and Mr. Joseph Abrams.

99.1 Joint Press Release of Davel Communications Group, Inc. and PhoneTel Technologies, Inc., dated June 12, 1998.

                                       4